UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2014
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MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

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Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 422-6562
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 20, 2014, MB Financial, Inc. (“MB Financial”) filed a Current Report on Form 8-K to report, among other things, under Item 2.01, the completion of its acquisition of Taylor Capital Group, Inc. (“Taylor Capital”), which occurred on August 18, 2014. In that filing, MB Financial indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment is being filed to provide such financial information.

Item 9.01. Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired

The audited consolidated balance sheets as of December 31, 2013 and 2012 and the audited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the years ended December 31, 2013, 2012 and 2011 of Taylor Capital are filed as Exhibit 99.2 (incorporated herein by reference to Taylor Capital’s Annual Report on Form 10-K for the year ended December 31, 2013).

The unaudited consolidated balance sheet as of June 30, 2014 and the unaudited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2014 and 2013 of Taylor Capital are filed as Exhibit 99.3 (incorporated herein by reference to Taylor Capital’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014).

(b)	The pro forma financial information required by this Item is filed as Exhibit 99.4 and is incorporated herein by reference.

(c)	Exhibits

23.1	Consent of KPMG LLP

99.2
Audited consolidated balance sheets as of December 31, 2013 and 2012 and audited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the years ended December 31, 2013, 2012 and 2011 of Taylor Capital (incorporated herein by reference to Taylor Capital’s Annual Report on Form 10-K for the year ended December 31, 2013)

99.3
Unaudited consolidated balance sheet as of June 30, 2014 and unaudited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2014 and 2013 of Taylor Capital (incorporated herein by reference to Taylor Capital’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014)

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of June 30, 2014 and for the six months and year ended June 30, 2014 and December 31, 2013, respectively

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: November 3, 2014	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

23.1	Consent of KPMG LLP

99.2
Audited consolidated balance sheet as of December 31, 2013 and 2012 and audited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the years ended December 31, 2013, 2012 and 2011 of Taylor Capital (incorporated herein by reference to Taylor Capital’s Annual Report on Form 10-K for the year ended December 31, 2013)

99.3
Unaudited consolidated balance sheet as of June 30, 2014 and unaudited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2014 and 2013 of Taylor Capital (incorporated herein by reference to Taylor Capital’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014)

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of June 30, 2014 and for the six months and year ended June 30, 2014 and December 31, 2013, respectively